ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF

Schedule of Investments

September 30, 2021 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 97.2%

Debt Fund – 42.9%
iShares 20+ Year Treasury Bond ETF(a)	7,430	$1,072,297
Vanguard Long-Term Bond ETF	4,020	411,367
Total Debt Fund		1,483,664

Equity Fund – 54.3%
Invesco Nasdaq Internet ETF*	1,560	371,904
Invesco QQQ Trust Series 1(a)	2,209	790,734
Technology Select Sector SPDR Fund	4,199	626,995
Vanguard Total Stock Market ETF	400	88,824
Total Equity Fund		1,878,457

Total Exchange Traded Funds
(Cost $3,269,918)		3,362,121

MONEY MARKET FUND – 3.0%
Fidelity Investments Money Market Government Portfolio – Class I, 0.01%(b) (Cost $102,155)	102,155	102,155

REPURCHASE AGREEMENTS – 49.7%(c)
BofA Securities, Inc., dated 09/30/21, due 10/01/21, 0.05%, total to be received $399,754, (collateralized by various U.S. Government Agency Obligations, 1.50%-5.00%, 09/01/31-07/01/60, totaling $407,748)	$399,753	399,753
Citigroup Global Markets, Inc., dated 09/30/21, due 10/01/21, 0.06%, total to be received $118,506, (collateralized by various U.S. Government Agency Obligations, 0.13%-2.75%, 06/30/22-02/15/28, totaling $120,876)	118,506	118,506
Daiwa Capital Markets America, dated 09/30/21, due 10/01/21, 0.05%, total to be received $399,754, (collateralized by various U.S. Government Agency Obligations, 0.00%-8.00%, 11/15/21-10/01/51, totaling $407,748)	399,753	399,753
HSBC Securities USA, Inc., dated 09/30/21, due 10/01/21, 0.05%, total to be received $399,754, (collateralized by various U.S. Government Agency Obligations, 2.50%-4.00%, 05/20/43-03/20/51, totaling $407,748)	399,753	399,753
RBC Dominion Securities, Inc., dated 09/30/21, due 10/01/21, 0.05%, total to be received $399,754, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/31/21-05/01/58, totaling $407,748)	399,753	399,753

Total Repurchase Agreements
(Cost $1,717,518)		1,717,518

Total Investments – 149.9%
(Cost $5,089,591)		5,181,794
Liabilities in Excess of Other Assets – (49.9%)		(1,724,708)
Net Assets – 100.0%		$3,457,086

ETF - Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,681,138; the aggregate market value of the collateral held by the fund is $1,717,518.
(b)	Rate shown reflects the 7-day yield as of September 30, 2021.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2021, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,362,121	$–	$–	$3,362,121
Money Market Fund	102,155	–	–	102,155
Repurchase Agreements	–	1,717,518	–	1,717,518
Total	$3,464,276	$1,717,518	$–	$5,181,794

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	42.9%
Equity Fund	54.3
Money Market Fund	3.0
Repurchase Agreements	49.7
Total Investments	149.9
Liabilities in Excess of Other Assets	(49.9)
Net Assets	100.0%